===========================================================================






                     METTLER-TOLEDO INTERNATIONAL INC.,

                                 as Issuer



                                    and



                            JPMORGAN CHASE BANK,

                                 as Trustee


                        4.85% Senior Notes due 2010




                       ------------------------------

                                 INDENTURE

                       Dated as of November 12, 2003

                       ------------------------------







===========================================================================

                                                              EXHIBIT 10.12

                           CROSS-REFERENCE TABLE

    Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture Act                                               Indenture
Section                                                            Section
-------                                                            -------

310(a)(1)               ......................................    7.9; 7.10
     (a)(2)             ......................................    7.10
     (a)(3)             ......................................    N.A.
     (a)(4)             ......................................    N.A.
     (b)                ......................................    7.8; 7.10
     (c)                ......................................    N.A.
311(a)                  ......................................    7.11
     (b)                ......................................    7.11
     (c)                ......................................    N.A.
312(a)                  ......................................    2.5
     (b)                ......................................    10.3
     (c)                ......................................    10.3
313(a)                  ......................................    7.6
     (b)(1)             ......................................    N.A.
     (b)(2)             ......................................    7.6
     (c)                ......................................    7.6
     (d)                ......................................    7.6
314(a)                  ......................................    4.7
                        ......................................    4.4; 10.2
     (b)                ......................................    N.A.
     (c)(1)             ......................................    10.4
     (c)(2)             ......................................    10.4
     (c)(3)             ......................................    N.A.
     (d)                ......................................    N.A.
     (e)                ......................................    10.5
     (f)                ......................................    4.4
315(a)                  ......................................    7.1
     (b)                ......................................    7.5
     (c)                ......................................    7.1
     (d)                ......................................    7.1
     (e)                ......................................    6.11
316(a)(last sentence)   ......................................    10.6
     (a)(1)(A)          ......................................    6.5
     (a)(1)(B)          ......................................    6.4
     (a)(2)             ......................................    N.A.
     (b)                ......................................    6.7
317(a)(1)               ......................................    6.8
     (a)(2)             ......................................    6.9
     (b)                ......................................    2.4
318(a)                  ......................................    10.1
                        N.A. means Not Applicable.

______________
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

                             TABLE OF CONTENTS

                                                                          PAGE


ARTICLE I Definitions and Incorporation by Reference........................1

  SECTION 1.1.   Definitions................................................1
  SECTION 1.2.   Other Definitions..........................................5
  SECTION 1.3.   Incorporation by Reference of Trust Indenture Act..........6
  SECTION 1.4.   Rules of Construction......................................7

ARTICLE II The Securities...................................................7

  SECTION 2.1.   Form and Dating............................................7
  SECTION 2.2.   Execution and Authentication..............................11
  SECTION 2.3.   Registrar and Paying Agent................................13
  SECTION 2.4.   Paying Agent To Hold Money in Trust.......................13
  SECTION 2.5.   Securityholder Lists......................................13
  SECTION 2.6.   Transfer and Exchange.....................................14
  SECTION 2.7.   Form of Certificates to be Delivered in Connection
                 with Transfers Pursuant to Regulation S and Rule 144A.....18
  SECTION 2.8.   Business Days.............................................18
  SECTION 2.9.   Replacement Securities....................................18
  SECTION 2.10.   Outstanding Securities...................................19
  SECTION 2.11.   Temporary Securities.....................................19
  SECTION 2.12.   Cancellation.............................................19
  SECTION 2.13.   Defaulted Interest.......................................19
  SECTION 2.14.   CUSIP Numbers, etc.......................................20
  SECTION 2.15.   Issuance of Additional Securities........................20
  SECTION 2.16.   One Class of Securities..................................21

ARTICLE III Redemption.....................................................21

  SECTION 3.1.   Notices to Trustee........................................21
  SECTION 3.2.   Selection of Securities to be Redeemed....................21
  SECTION 3.3.   Notice of Redemption......................................21
  SECTION 3.4.   Effect of Notice of Redemption............................22
  SECTION 3.5.   Deposit of Redemption Price...............................22
  SECTION 3.6.   Securities Redeemed in Part...............................23

ARTICLE IV Covenants.......................................................23

  SECTION 4.1.   Payment of Securities.....................................23
  SECTION 4.2.   Limitations on Liens......................................23
  SECTION 4.3.   Limitation on Sale and Lease-Back Transactions............25
  SECTION 4.4.   Compliance Certificate....................................25
  SECTION 4.5.   Maintenance of Office or Agency...........................25
  SECTION 4.6.   Existence.................................................26
  SECTION 4.7.   SEC Reports...............................................26
  SECTION 4.8.   Further Instruments and Acts..............................26

ARTICLE V Consolidation, Merger and Sale of Assets.........................26

  SECTION 5.1.   Company May Merge or Transfer Assets Only on Certain
                 Terms.....................................................26
  SECTION 5.2.   Successor Corporation Substituted.........................26

ARTICLE VI Defaults and Remedies...........................................27

  SECTION 6.1.   Events of Default.........................................27
  SECTION 6.2.   Acceleration..............................................29
  SECTION 6.3.   Other Remedies............................................29
  SECTION 6.4.   Waiver of Past Defaults...................................29
  SECTION 6.5.   Control by Majority.......................................29
  SECTION 6.6.   Limitation on Suits.......................................30
  SECTION 6.7.   Rights of Holders To Receive Payment......................30
  SECTION 6.8.   Collection Suit by Trustee................................30
  SECTION 6.9.   Trustee May File Proofs of Claim..........................30
  SECTION 6.10.   Priorities...............................................31
  SECTION 6.11.   Undertaking for Costs....................................31
  SECTION 6.12.   Waiver of Stay or Extension Laws.........................31

ARTICLE VII Trustee........................................................32

  SECTION 7.1.   Duties of Trustee.........................................32
  SECTION 7.2.   Rights of Trustee.........................................33
  SECTION 7.3.   Individual Rights of Trustee..............................34
  SECTION 7.4.   Trustee's Disclaimer......................................34
  SECTION 7.5.   Notice of Defaults........................................34
  SECTION 7.6.   Reports by Trustee to Holders.............................34
  SECTION 7.7.   Compensation and Indemnity................................34
  SECTION 7.8.   Replacement of Trustee....................................35
  SECTION 7.9.   Successor Trustee by Merger...............................36
  SECTION 7.10.   Eligibility; Disqualification............................36
  SECTION 7.11.   Preferential Collection of Claims Against the Company....37

ARTICLE VIII Discharge of Indenture; Defeasance............................37

  SECTION 8.1.   Discharge of Liability on Securities; Defeasance..........37
  SECTION 8.2.   Conditions to Defeasance..................................38
  SECTION 8.3.   Application of Trust Money................................39
  SECTION 8.4.   Repayment to the Company..................................39
  SECTION 8.5.   Indemnity for Government Obligations......................39
  SECTION 8.6.   Reinstatement.............................................39

ARTICLE IX Amendments......................................................40

  SECTION 9.1.   Without Consent of Holders................................40
  SECTION 9.2.   With Consent of Holders...................................41
  SECTION 9.3.   Compliance with Trust Indenture Act.......................42
  SECTION 9.4.   Revocation and Effect of Consents and Waivers.............42
  SECTION 9.5.   Notation on or Exchange of Securities.....................42
  SECTION 9.6.   Trustee To Sign Amendments................................42
  SECTION 9.7.   Payment for Consent.......................................43

ARTICLE X Miscellaneous....................................................43

  SECTION 10.1.   Trust Indenture Act Controls.............................43
  SECTION 10.2.   Notices..................................................43
  SECTION 10.3.   Communication by Holders with other Holders..............44
  SECTION 10.4.   Certificate and Opinion as to Conditions Precedent.......44
  SECTION 10.5.   Statements Required in Certificate or Opinion............44
  SECTION 10.6.   When Securities Disregarded..............................45
  SECTION 10.7.   Rules by Trustee, Paying Agent and Registrar.............45
  SECTION 10.8.   Governing Law............................................45
  SECTION 10.9.   No Recourse Against Others...............................45
  SECTION 10.10.   Successors..............................................45
  SECTION 10.11.   Multiple Originals......................................45
  SECTION 10.12.   Variable Provisions.....................................45
  SECTION 10.13.   Qualification of Indenture..............................45
  SECTION 10.14.   Table of Contents; Headings.............................46


Exhibit A - Form of Initial Security
Exhibit B - Form of Exchange Security
Exhibit C - Form of Certificate (transfers pursuant to Regulation S) Exhibit D - Form of Certificate (transfers pursuant to Rule 144A)

                                                              EXHIBIT 10.12

          INDENTURE, dated as of November 12, 2003, between Mettler-Toledo International Inc., a Delaware corporation (the "Company"), and JPMorgan Chase Bank, a New York banking corporation, as trustee (the "Trustee").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of Holders of the Company's 4.85% Senior Notes due 2010 (the "Initial Securities") and, if and when issued in exchange for Initial Securities as provided in the Registration Rights Agreement, the Company's 4.85% Senior Notes due 2010 (the "Exchange Securities" and, together with the Initial Securities and any Additional Securities, the "Securities"):

                                 ARTICLE I

                 Definitions and Incorporation by Reference

          SECTION 1.1. Definitions.

          "Additional Interest" shall have the meaning assigned to such term in the Registration Rights Agreement.

          "Additional Securities" means 4.85% Senior Notes due 2010 issued from time to time after the Issue Date under the terms of this Indenture (other than pursuant to Sections 2.6, 2.9, 2.11, 3.6 and 9.5 of this Indenture, in the case of Securities that are not already Additional Securities, and other than Exchange Securities issued pursuant to an exchange offer for the other Securities outstanding under this Indenture).

          "Attributable Debt" means, in respect of any Sale and Lease-Back Transaction, as of the time of the determination, the lesser of (i) the sale price of the Principal Property so leased multiplied by a fraction the numerator of which is the remaining portion of the base term of the lease included in such transaction and the denominator of which is the base term of such lease, and (ii) the total obligation (discounted to present value at the implicit interest factor, determined in accordance with generally accepted financial practice, included in the rental payments or, if such interest factor cannot readily be determined, at a rate of interest of 10% per annum, compounded semi-annually) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of lease included in such transaction.

          "Board of Directors" or "Board" means, with respect to any Person, the Board of Directors of such Person or any committee thereof duly authorized to act on behalf of such Board of Directors.

          "Business Day" means a day which is not, in New York City or any other place of payment, a Saturday, Sunday or other day on which banking institutions or trust companies are authorized or required by law, resolution or executive order to close.

          "Capital Stock" means, with respect to any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, partnership interests and limited liability company membership interests, but excluding any debt securities convertible into such equity.

          "Code" means the U.S. Internal Revenue Code of 1986, as amended.

          "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Company" shall mean such successor corporation.

          "Consolidated Net Worth" means the excess over current liabilities of all assets properly appearing on a consolidated balance sheet of the Company and its consolidated Subsidiaries after deducting the minority interests of others in Subsidiaries.

          "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered; which office at the date of the execution of this Indenture is located at 4 New York Plaza, 15th Floor, New York, New York 10004, Attention: Institutional Trust Services or at any other time at such other address as the Trustee may designate from time to time by notice to the Holders.

          "Debt" means, with respect to any Person, notes, bonds, debentures, or other evidences of indebtedness for money borrowed.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "DTC" means The Depository Trust Company, its nominees and their respective successors and assigns.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "GAAP" means generally accepted accounting principles in the United States as in effect from time to time.

          "guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Debt of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "guarantee" will not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a correlative meaning.

          "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

          "Incur" means issue, assume or guarantee.

          "Indenture" means this Indenture, as amended or supplemented from time to time.

          "Initial Purchasers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America Securities LLC, UBS Securities LLC, Bank One Capital Markets, Inc., Fleet Securities, Inc., SG Cowen Securities Corporation, Tokyo-Mitsubishi International plc, Wachovia Capital Markets, LLC, Fifth Third Securities, Inc., Hypo-Vereinsbank and The Royal Bank of Scotland.

          "Issue Date" means November 12, 2003.

          "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, the Vice Chairman, any Vice President, the Treasurer, the Assistant Treasurer, the Chief Financial Officer, the Secretary or the Assistant Secretary of the Company, as applicable.

          "Officers' Certificate" means a certificate signed by any two Officers of the Company.

          "Opinion of Counsel" means a written opinion from Fried, Frank, Harris, Shriver & Jacobson or any other legal counsel to the Company who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Principal" means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time; provided, however, that for purposes of calculating any such premium, the term "principal" shall not include the premium with respect to which such calculation is being made.

          "Principal Property" means any facility (together with the land on which it is erected and fixtures comprising a part of the land) used primarily for manufacturing or processing, located in the United States, owned by or leased to the Company or a Subsidiary, exclusive of (i) any property financed through obligations issued by a state or possession of the United States, or any political subdivision or instrumentality of the foregoing, on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of
Section 103(a) of the Code (or any successor to such provision) as in effect at the time of the issuance of such obligations, (ii) any real property held for development or sale, or (iii) any property the gross book value of which (including related land and improvements thereon and all machinery and equipment included therein without deduction of any depreciation reserves) is less than 10% of Consolidated Net Worth or which the Board of Directors of the Company determines is not material to the operation of the business of the Company and its Subsidiaries taken as a whole.

          "Purchase Agreement" means the Purchase Agreement dated November 3, 2003 between the Company and the Initial Purchasers.

          "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 12, 2003, between the Company and the Initial Purchasers.

          "Restricted Period" means the 40 consecutive days beginning on and including the later of (A) the day on which the Initial Securities are offered to persons other than distributors (as defined in Regulation S under the Securities Act) and (B) the Issue Date or the date on which any Additional Securities are originally issued in the form of Initial Securities as the case may be.

          "Restricted Subsidiary" means a Subsidiary incorporated in any state of the United States which owns a Principal Property; provided, however, that the term shall not include any Subsidiary which is solely or primarily engaged in the business of providing or obtaining financing for the sale or lease of products sold or leased by the Company or any Subsidiary.

          "Restrictive Securities Legend" means the Restrictive Legend set forth in clause (A) of Section 2.1(c) or the Regulation S Legend set forth in clause (B) of Section 2.1(c), as applicable.

          "Sale and Lease-Back Transaction" means, with respect to any Person, any arrangement whereby (i) property has been or is to be sold or transferred by such Person to any other Person with the intention on the part of such Person of taking back a lease of such property pursuant to which the rental payments are calculated to amortize the purchase price of such property substantially over the useful life of such property and (ii) such property is in fact so leased by such Person.

          "SEC" means the U.S. Securities and Exchange Commission, or any successor agency.

          "Securities Act" means the U.S. Securities Act of 1933, as amended.

          "Securities Custodian" means the custodian with respect to a Global Security (as appointed by DTC), or any successor person thereto and shall initially be the Trustee.

          "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the Company unless such contingency has occurred).

          "Subsidiary" means any corporation of which at least a majority of all outstanding stock having ordinary voting power in the election of directors of such corporation is at the time, directly or indirectly, owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

          "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939, as amended (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendments, the U.S. Trust Indenture Act of 1939, as so amended.

          "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means such successor.

          "Trust Officer" means, when used with respect to the Trustee, any officer of the Trustee within the Institutional Trust Services - Conventional Debt Unit (or any successor unit, department or division of the Trustee) located at the Corporate Trust Office of the Trustee who has direct responsibility for the administration of this Indenture and, for the purposes of Sections 5.01(c)(ii) and 5.05, also means any other officer or person performing similar functions to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject.

          "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

          "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the Company's option.

          SECTION 1.2. Other Definitions.

                                                            Defined in
                 Term                                         Section
                 ----                                         -------

        "Affiliate"....................................        10.6
        "Agent Members"................................         2.1(d)
        "Applicable Procedures"........................         2.6(a)
        "Authenticating Agent".........................         2.2
        "Bankruptcy Law"...............................         6.1
        "Company Order"................................         2.2
        "covenant defeasance option"...................         8.1(b)
        "Custodian"....................................         6.1
        "Definitive Securities"........................         2.1(e)
        "Event of Default".............................         6.1
        "Exchange Global Security".....................         2.1
        "Exchange Securities"..........................      Preamble
        "Global Securities"............................         2.1(a)
        "Initial Securities"...........................      Preamble
        "legal defeasance option"......................         8.1(b)
        "Lien".........................................         4.2(a)
        "Paying Agent".................................         2.3
        "QIBs".........................................         2.1(a)
        "Registrar"....................................         2.3
        "Regulation S".................................         2.1(a)
        "Regulation S Certificate".....................         2.6(a)
        "Regulation S Global Security".................         2.1
        "Regulation S Legend"..........................         2.1
        "Regulation S Security"........................         2.1
        "Resale Restriction Termination Date"..........         2.1(c)
        "Restrictive Legend"...........................         2.1(c)
        "Rule 144A"....................................         2.1(a)
        "Rule 144A Certificate"........................         2.6(b)
        "Rule 144A Global Security"....................         2.1
        "Rule 144A Security"...........................         2.1
        "Securities"...................................      Preamble
        "Successor"....................................         5.1

          SECTION 1.3. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the Trust Indenture Act which are incorporated by reference in and made a part of this Indenture. The following terms in the Trust Indenture Act have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities.

          "indenture security holder" means a Holder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

          All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          SECTION 1.4. Rules of Construction. Unless the context otherwise requires:


          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3) "or" is not exclusive;

          (4) "including" means including without limitation;

          (5) words in the singular include the plural and words in the plural include the singular;

          (6) all references to (a) Initial Securities shall refer also to any Additional Securities issued in the form of Initial Securities and
     (b) Exchange Securities shall refer also to any Additional Securities issued in the form of Exchange Securities, in each case, pursuant to
     Section 2.15; and

          (7) all references to the date the Securities were originally issued shall refer to the Issue Date or the date any Additional Securities were originally issued, as the case may be.

                                 ARTICLE II

                               The Securities

          SECTION 2.1. Form and Dating. (a) The Initial Securities are being offered and sold by the Company to the Initial Purchasers pursuant to the Purchase Agreement. The Initial Securities will be resold initially by the Initial Purchasers only to (A) qualified institutional buyers (as defined in Rule 144A under the Securities Act ("Rule 144A")) in reliance on Rule 144A ("QIBs") and (B) Persons other than U.S. Persons (as defined in Regulation S under the Securities Act ("Regulation S")) in reliance on Regulation S. The Initial Securities may thereafter be transferred to among others, QIBs and purchasers in reliance on Regulation S of the Securities Act in accordance with the procedure described herein.

          Initial Securities offered and sold to qualified institutional buyers in the United States of America in reliance on Rule 144A (each, a "Rule 144A Security" and collectively, the "Rule 144A Securities") will be issued on the Issue Date in the form of a permanent global Security, without interest coupons, substantially in the form of Exhibit A, which is incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c) (the "Rule 144A Global Security"), deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Rule 144A Global Security may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

          Initial Securities offered and sold outside the United States of America (each, a "Regulation S Security" and collectively, the "Regulation S Securities") in reliance on Regulation S will be issued on the Issue Date in the form of a permanent global Security, without interest coupons, substantially in the form set forth in Exhibit A, which is incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c) (the "Regulation S Global Security") deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Regulation S Global Security may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Regulation S Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

          Exchange Securities exchanged for interests in a Rule 144A Security and a Regulation S Security will be issued in the form of a permanent global Security substantially in the form of Exhibit B hereto, which is hereby incorporated by reference and made a part of this Indenture, deposited with the Trustee as hereinafter provided, including the appropriate legend set forth in Section 2.1(c) (the "Exchange Global Security"). The Exchange Global Security may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate.

          The Rule 144A Global Security, the Regulation S Global Security and the Exchange Global Security are sometimes collectively herein referred to as the "Global Securities."

          The Principal of and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.3; provided, however, that at the option of the Company, each installment of interest may be paid by (i) check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register or (ii) wire transfer to an account located in the United States maintained by the payee. Payments in respect of Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by DTC.

          (b) Denominations. The Securities shall be issuable only in fully registered form, without coupons, and only in denominations of $1,000 and any integral multiple thereof.

          (c) Restrictive Legends. Unless and until (i) an Initial Security is sold under an effective registration statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective registration statement, in each case pursuant to the Registration Rights Agreement or a similar agreement,

          (A) the Rule 144A Global Security shall bear the following legend (the "Restrictive Legend") on the face thereof:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM."

          (B) the Regulation S Global Security shall bear the following legend (the "Regulation S Legend") on the face thereof:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (1) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (2) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE SECURITY AND THE DATE OF ORIGINAL ISSUANCE OF THE SECURITY (THE "RESTRICTED PERIOD"), EXCEPT IN ACCORDANCE WITH REGULATION S OR RULE 144A UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

          (C) The Global Securities, whether or not an Initial Security, shall bear the following legend on the face thereof:

     "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

          (d) Book-Entry Provisions. (i) This Section 2.1(d) shall apply only to Global Securities deposited with the Trustee, as custodian for DTC.

          (ii) Each Global Security initially shall (x) be registered in the name of DTC for such Global Security or the nominee of DTC, (y) be delivered to the Trustee as custodian for DTC and (z) bear legends as set forth in Section 2.1(c).

          (iii) Members of, or participants in, DTC ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by DTC or by the Trustee as the custodian of DTC or under such Global Security, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          (iv) In connection with any transfer of a portion of the beneficial interest in a Global Security pursuant to subsection (e) of this
Section 2.1 to beneficial owners who are required to hold Definitive Securities, the Securities Custodian shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Securities of like tenor and amount.

          (v) In connection with the transfer of an entire Global Security to beneficial owners pursuant to subsection (e) of this Section 2.1, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations.

          (vi) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (e) Definitive Securities. (i) Except as provided below, owners of beneficial interests in Global Securities will not be entitled to receive certificated Securities ("Definitive Securities"). If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Definitive Securities in exchange for their beneficial interests in a Global Security upon written request in accordance with DTC's and the Registrar's procedures. In addition, Definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if (a) DTC notifies the Company that it is unwilling or unable to continue as depositary for such Global Security or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice or, (b) the Company executes and delivers to the Trustee and Registrar an Officers' Certificate stating that such Global Security shall be so exchangeable or (c) an Event of Default has occurred and is continuing and the Registrar has received a request from DTC.

          (ii) Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to Section 2.1(d)(iv) or (v) shall, except as otherwise provided by Section 2.6(g), bear the applicable legend regarding transfer restrictions applicable to the Definitive Security set forth in Section 2.1(c).

          SECTION 2.2. Execution and Authentication. An Officer of the Company shall sign the Securities for the Company by manual or facsimile signature and may be imprinted or otherwise reproduced.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

          A Security shall not be valid until an authorized signatory of the Trustee manually authenticates the Security. The signature of the Trustee on a Security shall be conclusive evidence that such Security has been duly and validly authenticated and issued under this Indenture.

          At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery: (1) Initial Securities for original issue on the Issue Date in an aggregate principal amount of $150.0 million, (the "Original Securities"), (2) any Additional Securities for original issue from time to time after the Issue Date in such principal amounts as set forth in Section 2.15 and (3) any Exchange Securities for issue only in exchange for a like principal amount of Initial Securities, in each case upon a written order of the Company signed by two Officers of the Company (a "Company Order"). Such Company Order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Securities or Exchange Securities. The aggregate principal amount of Initial Securities which may be authenticated and delivered under this Indenture is limited to $150.0 million. Additionally, the Company may from time to time, without notice to or consent of the Holders, issue such additional principal amounts of Additional Securities as may be issued and authenticated pursuant to clause (2) of this paragraph, and Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of the same class pursuant to
Section 2.6, Section 2.9, Section 2.10, Section 3.6, Section 9.5 and except for transactions similar to the Registered Exchange Offer.

          The Trustee may appoint an agent (the "Authenticating Agent") reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, any such Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

          In case the Company, pursuant to Article V, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto (if not otherwise a party to the Indenture) with the Trustee pursuant to Article V, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver Securities as specified in such order for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person (if other than the Company) pursuant to this Section 2.2 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person (if other than the Company), at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time outstanding for Securities authenticated and delivered in such new name.

          SECTION 2.3. Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more additional paying agents. The term "Paying Agent" includes any such additional paying agent.

          In the event the Company shall retain any Person not a party to this Indenture as an agent hereunder, the Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture, which shall incorporate the terms of the Trust Indenture Act. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company shall be responsible for the fees and compensations of all agents appointed or approved by it. Either the Company or any of its domestically incorporated wholly owned Subsidiaries may act as Paying Agent.

          The Company initially appoints the Trustee as Registrar and Paying Agent for the Securities.

          SECTION 2.4. Paying Agent To Hold Money in Trust. By no later than 11:00 a.m. (New York City time) on the date on which any Principal or interest (including any Additional Interest) on any Security is due and payable, the Company shall deposit with the Paying Agent a sum sufficient to pay such Principal or interest (including any Additional Interest) when due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by such Paying Agent for the payment of Principal of or interest (including any Additional Interest) on the Securities and shall notify the Trustee in writing of any default by the Company in making any such payment. If either of the Company or any of its Subsidiaries acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent (other than the Trustee) to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.4, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money delivered to the Trustee. Upon any bankruptcy, reorganization or similar proceeding with respect to the Company, the Trustee shall serve as Paying Agent for the Securities.

          SECTION 2.5. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall cause the Registrar to furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

          SECTION 2.6. Transfer and Exchange.

          Notwithstanding any other provision of this Indenture or the Securities (other than Section 2.1(e) hereof), transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 2.6 shall be made only in accordance with this
Section 2.6.

          (a) Rule 144A Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Rule 144A Global Security wishes at any time to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Section 2.6(a), and subject to the Applicable Procedures (as defined below). Upon receipt by the Trustee, as Registrar, of (A) an order given by DTC or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Rule 144A Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate (a "Regulation S Certificate"), the form of which is set forth in Exhibit C hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Rule 144A Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in this
Section 2.6. "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of DTC, Euroclear System ("Euroclear") and Clearstream Banking, Societe Anonyme or their successors or assigns ("Clearstream Banking"), in each case, to the extent applicable to such transaction and as in effect from time to time.

          (b) Regulation S Global Security to Rule 144A Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Security, such transfer may be effected only in accordance with this
Section 2.6(b) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Registrar, of (A) an order given by DTC or its authorized representative directing that a beneficial interest in the Rule 144A Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during (but only during) the Restricted Period, a Rule 144A Certificate (a "Rule 144A Certificate"), the form of which is set forth in Exhibit D hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Rule 144A Global Security by such specified principal amount as provided in this Section 2.6.

          (c) Rule 144A Non-Global Security to Rule 144A Global Security or Regulation S Global Security. If the holder of a Rule 144A Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Section 2.6(c) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Registrar, of (A) such Security as provided in Section 2.3 and instructions satisfactory to the Trustee directing that a beneficial interest in the Rule 144A Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Rule 144A Certificate, if the specified account is to be credited with a beneficial interest in the Rule 144A Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Security, in either case, satisfactory to the Trustee and duly executed by such holder or his attorney duly authorized in writing, then the Trustee, as Registrar, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in
Section 2.3 and increase the principal amount of the Rule 144A Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in this Section 2.6.

          (d) Regulation S Non-Global Security to Rule 144A Global Security or Regulation S Global Security. If the holder of a Regulation S Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with this Section 2.6(d) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Registrar, of (A) such Security as provided in Section 2.3 and instructions satisfactory to the Trustee directing that a beneficial interest in the Rule 144A Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) if the transfer is to occur during (but only during) the Restricted Period and the specified account is to be credited with a beneficial interest in the Rule 144A Global Security, a Rule 144A Certificate satisfactory to the Trustee and duly executed by such holder or his attorney duly authorized in writing, then the Trustee, as Registrar, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 2.3 and increase the principal amount of the Rule 144A Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in this Section 2.6.

          (e) Non-Global Security to Non-Global Security. A Security that is not a Global Security may be transferred, in whole or in part, to a person who takes delivery in the form of another Security that is not a Global Security in accordance with Section 2.3; provided, that if the Security to be transferred in whole or in part is (I) a Rule 144A Security or (II) a Regulation S Security and the transfer is to occur during (but only during) the Restricted Period, then, in each case, the Trustee, as Registrar, shall have received (A) a Rule 144A Certificate, satisfactory to the Trustee and duly executed by the transferor holder or his attorney duly authorized in writing, in which case the transferee holder shall take delivery in the form of a Rule 144A Security, or (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor holder or his attorney duly authorized in writing, in which case the transferee holder shall take delivery in the form of a Regulation S Security (subject in each case to Section 2.6(g)).

          (f) Exchange between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 2.1(e), provided, that if such interest is a beneficial interest in (I) the Rule 144A Global Security or (II) the Regulation S Global Security and such exchange is to occur during the Restricted Period, then, in each case, such interest shall be exchanged for a Rule 144A Security (subject in each case to Section 2.6(g)). A Security that is not a Global Security may be exchanged for a beneficial interest in a Global Security only if (A) such exchange occurs in connection with a transfer effected in accordance with Section 2.6(c) or
(d) herein or (B) such Security is a Regulation S Security and such exchange occurs after the Restricted Period.

          (g) Restrictive Securities Legend. Upon the transfer, exchange or replacement of Securities not bearing a Restrictive Securities Legend, the Registrar shall deliver Securities that do not bear a Restrictive Securities Legend. Upon the transfer, exchange or replacement of Securities bearing a Restrictive Securities Legend, the Registrar shall deliver only Securities that bear a Restrictive Securities Legend unless there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (h) The Company shall deliver to the Trustee an Officers' Certificate setting forth the Resale Restriction Termination Date and the Restricted Period.

          The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.1 or this
Section 2.6. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

          (i) Obligations with Respect to Transfers and Exchanges of
Securities.

               (i) To permit registrations of transfers and exchanges, the Company shall, subject to the other terms and conditions of this
     Article II, execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar's or co-registrar's request.

               (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer pursuant to Sections 3.6 or 9.5.

               (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of any Security for a period beginning (1) 15 days before the mailing of a notice of an offer to repurchase or redeem Securities and ending at the close of business on the day of such mailing or (2) 15 days before an interest payment date and ending on such interest payment date.

               (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of Principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

               (v) Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to Section 2.1(d) shall, except as otherwise provided by Section 2.6(g), bear the applicable legend regarding transfer restrictions applicable to the Definitive Security set forth in Section 2.1(c).

               (vi) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall be the valid and legally binding obligation of the Company, shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

               (vii) All certificates, certifications and opinions of counsel required to be submitted to the Registrar or any co-registrar pursuant to this Section 2.6 to effect any transfer or exchange may be submitted by facsimile transmission, with the original to follow by first class mail or hand delivery.

          (j) No Obligation of the Trustee. (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, DTC or other Person in respect of any aspect of the records, or for maintaining, supervising or reviewing any records, relating to beneficial ownership interests of a Global Security, with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Trustee and the Company may conclusively rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          (k) Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except by DTC to a nominee of DTC, by a nominee of DTC to DTC or to another nominee of DTC, or by the DTC or any such nominee to a successor depositary or to a nominee of such successor depositary.

          (l) Accrual of Interest on the Exchange Security; Exchange of Exchange Securities.

               (i) Interest on any Exchange Security shall accrue from the dates provided in Exhibit B.

               (ii) Subject to Section 2.1(e), upon the occurrence of the exchange offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.2, the Trustee shall authenticate one or more Exchange Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Initial Securities or Additional Securities tendered for acceptance by Persons that certify in the applicable letters of transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Securities and (z) they are not affiliates (as defined in Rule 144 under the Securities Act) of the Company, and accepted for exchange in the exchange offer. Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Initial Securities in the form of Global Securities and/or Additional Securities in the form of Global Securities to be reduced accordingly.

          SECTION 2.7. Form of Certificates to be Delivered in Connection with Transfers Pursuant to Regulation S and Rule 144A.

          Attached hereto as Exhibit C and Exhibit D are forms of certificates to be delivered in connection with transfers pursuant to Regulation S and Rule 144A, respectively.

          SECTION 2.8. Business Days. If a payment date is on a date that is not a Business Day, payment shall be made on the next succeeding day that is a Business Day, and no interest shall accrue on such payment for the intervening period. If a regular record date is on a day that is not a Business Day, the record date shall not be affected.

          SECTION 2.9. Replacement Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security shall provide the Company and the Trustee with evidence to their satisfaction that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. In addition, such Holder shall furnish an indemnity or surety bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent and the Registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security, including reasonable fees and expenses of counsel. Every replacement Security is an additional obligation of the Company.

          SECTION 2.10. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled, those delivered for cancellation and those described in this
Section 2.10 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

          If a Security is replaced pursuant to Section 2.9, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

          If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all Principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

          SECTION 2.11. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency maintained by the Company for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, one or more definitive Securities representing an equal principal amount of Securities. Until so exchanged, the Holder of temporary Securities shall in all respects be entitled to the same benefits under this Indenture as a Holder of definitive Securities.

          SECTION 2.12. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee for cancellation any Securities surrendered to them for registration of transfer or exchange or payment. The Trustee and no one else shall cancel (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer or exchange, payment or cancellation and, upon the request of the Company, deliver a certificate of such cancellation to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation, which shall not prohibit the Company from issuing any Additional Securities, or any Exchange Securities in exchange for Initial Securities. All cancelled Securities held by the Trustee may be disposed of by the Trustee in accordance with its then customary practices and procedures, unless the Company directs otherwise.

          SECTION 2.13. Defaulted Interest. If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest plus interest on such defaulted interest to the extent lawful at the rate specified therefor in the Securities in any lawful manner. The Company may pay the defaulted interest to the Persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee which specified record date shall not be less than 10 days prior to the payment date for such defaulted interest and shall promptly mail or cause to be mailed to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such defaulted interest as provided in this Section 2.13.

          SECTION 2.14. CUSIP Numbers, etc. The Company in issuing the Securities may use "CUSIP" or "ISIN" numbers and/or other similar numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" and/or "ISIN" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers and/or other similar numbers.

          SECTION 2.15. Issuance of Additional Securities. The Company shall be entitled to issue, from time to time, Additional Securities under this Indenture which shall have identical terms as the Initial Securities issued on the Issue Date or the Exchange Securities exchanged therefor (in each case, other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable thereto), as the case may be. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities issued in exchange therefor shall be treated as a single class for all purposes under this Indenture.

          With respect to any Additional Securities, the Company shall set forth in a resolution of the Board of Directors and an Officers'
Certificate, a copy of each shall be delivered to the Trustee, the following information:

          (i) the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture;

          (ii) the issue price, the issue date and the "CUSIP" and "ISIN" number of any such Additional Securities and the amount of interest payable on the first payment date applicable thereto;

          (iii) whether such Additional Securities shall be transfer restricted securities and issued in the form of Initial Securities as set forth in Exhibit A to this Indenture or shall be issued in the form of Exchange Securities as set forth in Exhibit B to this Indenture; and

          (iv) if applicable, the Resale Restriction Termination Date and the Restricted Period for such Additional Securities.

          SECTION 2.16. One Class of Securities. The Initial Securities, any Additional Securities and the Exchange Securities shall vote and consent together on all matters as one class; and none of the Initial Securities, any Additional Securities and the Exchange Securities shall have the right to vote or consent as a separate class on any matter. The Initial Securities, any Additional Securities and the Exchange Securities shall together be deemed to be a single series under this Indenture.

                                ARTICLE III

                                Redemption

          SECTION 3.1. Notices to Trustee. If the Company elects to redeem Securities pursuant to Section 5 of the Securities, it shall notify the Trustee in writing of the redemption date and the principal amount of Securities to be redeemed.

          The Company shall give each notice to the Trustee provided for in this Section 3.1 at least 60 days (45 days in the case of redemption of all the Securities) before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate from the Company to the effect that such redemption will comply with the conditions herein. The record date relating to such redemption shall be selected by the Company and set forth in the related notice given to the Trustee, which record date shall be not less than 15 days prior to the date selected for redemption by the Company.

          SECTION 3.2. Selection of Securities to be Redeemed. If fewer than all the Securities then outstanding are to be redeemed, the Trustee shall select the Securities to be redeemed by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee considers, in its discretion, to be fair and appropriate in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the Principal of Securities that have denominations larger than $1,000. Securities and portions of them that the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company of the Securities or portions of Securities to be redeemed.

          SECTION 3.3. Notice of Redemption. At least 30 days but not more than 60 days before a date for redemption of Securities, notice of redemption shall be mailed by first-class mail to each Holder of Securities to be redeemed.

          The notice shall identify the Securities to be redeemed and shall state:

               (1) the redemption date;

               (2) the redemption price (or the method of calculating such price) and the amount of accrued interest to be paid, if any;

               (3) the name and address of the Paying Agent;

               (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued and unpaid interest, if any;

               (5) if fewer than all the outstanding Securities are to be redeemed, the Bond No. (if certificated) and principal amounts of the particular Securities to be redeemed;

               (6) that, unless the Company defaults in making such redemption payment, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

               (7) the CUSIP number, or any similar number, if any, printed on the Securities being redeemed; and

               (8) that no representation is made as to the correctness or accuracy of the CUSIP number, or any similar number, if any, listed in such notice or printed on the Securities.

          At the Company's request, the Trustee shall give the notice of redemption in the name of the Company and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section 3.3.

          SECTION 3.4. Effect of Notice of Redemption. Once notice of redemption is mailed in accordance with Section 3.3, Securities called for redemption shall become due and payable on the redemption date and at the redemption price as stated in the notice. Upon surrender to the Paying Agent on or after the redemption date, such Securities shall be paid at the redemption price stated in the notice, plus accrued and unpaid interest to the redemption date; provided, that the Company shall have deposited the redemption price with the Paying Agent or the Trustee on or before 11:00 a.m. (New York City time) on the date of redemption; provided further that if the redemption date is after a regular record date and on or prior to the interest payment date, the accrued and unpaid interest shall be payable to the Securityholder of the redeemed Securities registered on the relevant record date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

          SECTION 3.5. Deposit of Redemption Price. By no later than 11:00 a.m. (New York City time) on the date of redemption, the Company shall deposit with the Paying Agent (or, if the Company or any of its Subsidiaries is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which are owned by the Company or a Subsidiary and have been delivered by the Company or such Subsidiary to the Trustee for cancellation.

          Unless the Company defaults in the payment of such redemption price, interest on the Securities to be redeemed will cease to accrue on and after the applicable redemption date, whether or not such Securities are presented for payment.

          SECTION 3.6. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder thereof (at the Company's expense) a new Security, equal in a principal amount to the unredeemed portion of the Security surrendered.

                                ARTICLE IV

                                 Covenants

          SECTION 4.1. Payment of Securities. The Company covenants and agrees that it will promptly pay the Principal of and interest (including Additional Interest) on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest (including Additional Interest) shall be considered paid on the date due if, on or before 11:00 a.m. (New York City time) on such date, the Trustee or the Paying Agent (or, if the Company or any of its Subsidiaries is the Paying Agent, the segregated account or separate trust fund maintained by the Company or such Subsidiary pursuant to Section 2.4) holds in accordance with this Indenture money sufficient to pay all Principal and interest (including Additional Interest) then due. If any Additional Interest is due, the Company shall deliver an Officers' Certificate to the Trustee setting forth the Additional Interest per $1,000 aggregate principal amount of Securities.

          The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful as provided in Section 2.13.

          Notwithstanding anything to the contrary contained in this Indenture, the Company or the Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America or other domestic or foreign taxing authorities from Principal or interest payments hereunder.

          SECTION 4.2. Limitations on Liens. (a) So long as any Securities remain outstanding, the Company will not and will not permit any of its Restricted Subsidiaries to Incur any Debt secured by a mortgage, security interest, pledge, lien or other encumbrance (mortgages, security interests, pledges, liens and other encumbrances being hereinafter in this Article 4 referred to as "Lien" or "Liens") upon any Principal Property or upon any shares of capital stock or Debt of any Restricted Subsidiary, unless the Company secures or causes such Restricted Subsidiary to secure the Securities (together with, if the Company shall so determine, any other Debt of the Company or the Restricted Subsidiary, then existing or thereafter created, which is not subordinate to the Securities) equally and ratably with such Debt to be so secured; provided, however, that the foregoing restrictions shall not apply to:

               (1) Liens on any property existing at the time of acquisition thereof by the Company or a Restricted Subsidiary or at the date of this Indenture (as set forth on a schedule to this Indenture);

               (2) Liens on property of a corporation existing at the time such corporation is merged or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of such corporation as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary, provided, that such Lien as a result of such merger, consolidation, sale, lease or other disposition is not extended to property owned by the Company or such Restricted Subsidiary immediately prior thereto;

               (3) Liens on property of any corporation existing at the time such corporation becomes a Restricted Subsidiary;

               (4) Liens securing Debt of a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

               (5) Liens on property to secure the payment of all or any part of the purchase price of such property upon the acquisition of such property by the Company or a Restricted Subsidiary or to secure any Debt incurred prior to, at the time of or within 120 days after, the later of the date of acquisition of such property and the date such property is placed in service, for the purpose of financing all or any part of the purchase price thereof, or Liens to secure any Debt incurred for the purpose of financing the cost to the Company or a Restricted Subsidiary of improvement to such acquired property;

               (6) mechanics' liens, tax liens, liens in favor of any governmental body to secure progress, advance or other payments or the acquisition of real or personal property from such governmental body pursuant to any contract or provision of any statute, and other liens, charges and encumbrances incidental to construction, to the conduct of business or to the ownership of property of the Company or any Restricted Subsidiary which were not incurred in connection with the borrowing of money or the obtaining of advances or credits or the acquisition of property and do not in the aggregate materially impair the use of any Principal Property or which are being contested in good faith by the Company or such Restricted Subsidiary; or

               (7) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (1) to (6), inclusive; provided, however, that (i) such extension, renewal or replacement Liens shall be limited to all or part of the same property, shares of stock or Debt that secured the Liens extended, renewed or replaced (plus improvements on such property) and (ii) the principal amount of Debt secured thereby and not otherwise authorized by said clauses (1) to (6), inclusive, shall not exceed the principal amount of Debt, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement.

          (b) Notwithstanding the foregoing provisions of this Section 4.2, the Company and its Restricted Subsidiaries may Incur Debt secured by Liens which would otherwise be subject to the foregoing restrictions without equally and ratably securing the Securities; provided, that after giving effect thereto, the aggregate amount of all Debt so secured by Liens (not including Liens permitted under clauses (1) through (7) above), together with all Attributable Debt outstanding pursuant to Section 4.3(b), does not at the time exceed 10% of the Consolidated Net Worth.

          SECTION 4.3. Limitation on Sale and Lease-Back Transactions.


          (a) The Company will not, nor will it permit any Restricted Subsidiary to, enter into any Sale and Lease-Back Transaction with respect to any Principal Property (except for (i) a transaction providing for a lease for a term of not more than three years, (ii) the commitment by or on behalf of the purchaser is obtained within 120 days after the acquisition, construction or placing in service of the Principal Property, (iii) the transaction is between the Company and a Restricted Subsidiary or between Restricted Subsidiaries, (iv) the Company or such Restricted Subsidiary would be entitled pursuant to Section 4.2(a) to Incur Debt secured by a Lien on such Principal Property to be leased back in an amount equal to the Attributable Debt with respect to such Sale and Lease-Back Transaction without equally and ratably securing the Securities or (v) the Company or such Restricted Subsidiary shall apply or cause to be applied, an amount equal to the greater of (x) the net proceeds so sold and leased back pursuant to such arrangement and (y) the fair market value (as determined by the Board of Directors) of the Principal Property so sold and leased back pursuant to such arrangement, to the retirement, within 180 days after the effective date of such Sale and Lease-Back Transaction, of Securities or other Debt of the Company or a Restricted Subsidiary; provided, however, that any such retirement of Securities shall be in accordance with Section
3.1 and provided further that the amount to be applied to such retirement of Securities or other Debt shall be reduced by an amount equal to the sum of (A) an amount equal to the principal amount of Securities delivered within 180 days after the effective date of such Sale and Lease-Back Transaction to the Trustee for retirement and cancellation and (B) the principal amount, plus any premium or fee paid in connection with any redemption in accordance with the terms, of other Debt voluntarily retired by the Company or a Restricted Subsidiary within such 180-day period).

          (b) Notwithstanding the foregoing provisions of Section 4.3(a), the Company or any Restricted Subsidiary may enter into a Sale and Lease-Back Transaction which would otherwise be subject to the restrictions of Section 4.3(a) so long as all Debt outstanding pursuant to Section 4.2(b) and 4.3(b) does not exceed, in the aggregate, 10% of Consolidated Net Worth.

          SECTION 4.4. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate signed by its principal executive officer, the principal financial officer or the principal accounting officer stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default or Event of Default and whether or not the signers know of any Default or Event of Default that occurred during such period. If they do, the certificate shall describe the Default or Event of Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with Section 314(a)(4) of the Trust Indenture Act.

          SECTION 4.5. Maintenance of Office or Agency. The Company shall maintain the office or agency required under Section 2.3. The Company shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 10.2.

          SECTION 4.6. Existence. Except as otherwise permitted by Article V, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation or other Person.

          SECTION 4.7. SEC Reports. The Company will comply with all the applicable provisions of Section 314(a) of the Trust Indenture Act. Delivery of such information, documents or reports to the Trustee pursuant to such provisions is for informational purposes only, and the Trustee's receipt thereof shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on the Officers' Certificate).

          SECTION 4.8. Further Instruments and Acts. Upon reasonable request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                 ARTICLE V

                  Consolidation, Merger and Sale of Assets

          SECTION 5.1. Company May Merge or Transfer Assets Only on Certain Terms. The Company will not consolidate with or sell, lease, transfer or convey all or substantially all of its assets to, or merge with or into, in one transaction or a series of related transactions, any other Person, unless:

               (i) the Company shall be the continuing entity, or the resulting, surviving or transferee Person (the "Successor") shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor (if not the Company) shall expressly assume, by supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

               (iii) if requested, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture (except that such Opinion of Counsel need not opine as to Clause (ii) above) and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 5.2. Successor Corporation Substituted. The Successor will succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture, but the predecessor Company in the case of a lease of all or substantially all of the Company's assets will not be released from the obligation to pay the Principal of and interest on the Securities.

                                ARTICLE VI

                           Defaults and Remedies

          SECTION 6.1. Events of Default. An "Event of Default" occurs with respect to the Securities if:

               (1) the Company defaults in any payment of interest (including Additional Interest) on any Security when the same becomes due and payable, and such default continues for a period of 30 days;

               (2) the Company defaults in the payment of the Principal of any Security when the same becomes due and payable at its Stated Maturity, upon optional redemption, upon declaration or otherwise;

               (3) the Company fails to comply with any of its covenants and agreements in the Securities or this Indenture (other than those referred to in (1) or (2) above) and such failure continues for 90 days after the notice specified below;

               (4) the Company defaults with respect to other Debt of the Company or any Restricted Subsidiary, which default results in the acceleration of Debt in an amount in excess of $25,000,000 or the equivalent thereof in any other currency or composite currency without such Debt having been discharged or such acceleration having been cured, waived, rescinded or annulled for a period of 30 days after written notice specified below; provided, however, that if any such default or acceleration shall be cured, waived, rescinded or annulled then the Event of Default by reason thereof shall be deemed likewise to have been cured;

               (5) the Company or any Restricted Subsidiary shall fail within 60 days to pay, bond or otherwise discharge any final non-appealable judgment, decree or order of any court or regulatory or administrative agency for the payment of money in excess of $25,000,000 which is not satisfied or stayed on appeal; or

               (6) the Company or any Restricted Subsidiary, pursuant to or within the meaning of the Bankruptcy Law:

                    (A) commences a voluntary case or proceeding;

                    (B) consents to the entry of an order for relief
               against it in an involuntary case or proceeding in which it is the debtor;

                    (C) consents to the appointment of a Custodian of it or
               for all or substantially all of its property;

                    (D) makes a general assignment for the benefit of its
               creditors;

                    (E) files a petition in bankruptcy or answer or consent
               seeking reorganization or relief;

                    (F) consents to the filing of such petition or the
               appointment of or taking possession by a Custodian; or

                    (G) takes any comparable action under any foreign laws
               relating to insolvency; or

               (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                    (A) is for relief against the Company or any Restricted
               Subsidiary in an involuntary case, or adjudicates the Company or a Restricted Subsidiary insolvent or bankrupt;

                    (B) appoints a Custodian of the Company or a Restricted
               Subsidiary or for all or substantially all of the Company's or any Restricted Subsidiary's property; or

                    (C) orders the winding-up or liquidation of the Company
               or a Restricted Subsidiary (or any similar relief is granted under any foreign laws)

     and the order or decree remains unstayed and in effect for 60 days.

          The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          The term "Bankruptcy Law" means Title 11, United States Code, or any similar federal or state or foreign law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          If any failure, default or acceleration referred to in clause (4) above shall cease or be cured, waived, rescinded or annulled, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon cured.

          A Default with respect to Securities under clauses (3), (4) or
(5) of this Section 6.1 is not an Event of Default until the Trustee (by notice to the Company) or the Holders of at least 25% in aggregate principal amount of the outstanding Securities (by notice to the Company and the Trustee) gives notice of the Default and the Company does not cure such Default within the time specified in said clause (3), (4) or (5) after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

          The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice or the lapse of time would become an Event of Default under clause (3), (4) or (5) of this
Section 6.1, its status and what action the Company is taking or proposes to take with respect thereto.

          SECTION 6.2. Acceleration. If an Event of Default with respect to the Securities (other than an Event of Default specified in Section 6.1(6) or (7)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the outstanding Securities by notice to the Company and the Trustee, may declare the Principal of and accrued but unpaid interest on all the Securities to be due and payable. Upon such a declaration, such Principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.1(6) or (7) occurs and is continuing, the Principal of and accrued interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The Holders of a majority in aggregate principal amount of the outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree (other than a judgment or decree for the payment of Principal or interest or monies due on the Securities) and if all existing Events of Default have been cured or waived except nonpayment of Principal or interest that has become due solely because of such acceleration and the Trustee has been paid all amounts due to it pursuant to Section 7.7. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          SECTION 6.3. Other Remedies. If an Event of Default with respect to the Securities occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of Principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are, to the extent permitted by law, cumulative.

          SECTION 6.4. Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may waive any past or existing Default and its consequences except (i) a Default in the payment of the Principal of or interest on a Security or (ii) a Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, and any Event of Default arising therefrom shall be deemed to have been cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

          SECTION 6.5. Control by Majority. Upon provision of security or indemnity reasonably satisfactory to the Trustee, the Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Securities or of exercising any trust or power conferred on the Trustee. However, the Trustee, which may rely on opinions of counsel, may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

          SECTION 6.6. Limitation on Suits. A Holder of Securities may not pursue any remedy with respect to this Indenture or the Securities unless:

               (i) the Holder gives to the Trustee previous written notice stating that an Event of Default is continuing;

               (ii) the Holders of at least 25% in aggregate principal amount of the Securities then outstanding make a written request to the Trustee to pursue the remedy;

               (iii) such Holder or Holders offer to the Trustee reasonable indemnity against any costs, liabilities or expenses;

               (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

               (v) the Holders of a majority in aggregate principal amount of the Securities then outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

          SECTION 6.7. Rights of Holders To Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of Principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 6.8. Collection Suit by Trustee. If an Event of Default specified in Section 6.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.7.

          SECTION 6.9. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to an Company, its creditors or any other obligor upon the Securities, or any of their creditors or the property of the Company or such other obligor or their creditors and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.7.

          SECTION 6.10. Priorities. Any money or other property collected by the Trustee pursuant to Article VI hereof, or any money or other property otherwise distributable in respect of the Company's obligations under this Indenture, shall be applied in the following order:

          FIRST: to the Trustee (including any predecessor Trustee) for amounts due under Section 7.7;

          SECOND: to Securityholders for amounts due and unpaid on the Securities for Principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for Principal and interest, respectively; and

          THIRD: to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

          SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in aggregate principal amount of the outstanding Securities.

          SECTION 6.12. Waiver of Stay or Extension Laws. The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                ARTICLE VII

                                  Trustee

          SECTION 7.1. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (b) Except during the continuance of an Event of Default:

               (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon Officers' Certificates and Opinions of Counsel furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such Officers' Certificates and Opinions of Counsel which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such Officers' Certificates and Opinions of Counsel to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this subsection does not limit the effect of subsections
     (b) or (f) of this Section 7.1;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to subsections (a), (b), (c) and (f) of this Section 7.1.

          (e) The Trustee shall not be liable for interest on any money or other property received by it or for holding moneys or other property uninvested, in either case, except as otherwise agreed between the Company and the Trustee. Money and other property held in trust by the Trustee need not be segregated from other money or property except to the extent required by law.

          (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.1 and to the provisions of the Trust Indenture Act, where applicable.

          SECTION 7.2. Rights of Trustee. (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may execute any of the trusts or powers or perform any duties hereunder either directly through attorneys and agents, respectively, and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care by it hereunder.

          (d) The Trustee shall not be liable for any action it takes, suffers to exist or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct or negligence.

          (e) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in reliance thereon.

          (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          (g) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities unless either
(1) a Trust Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to a Trust Officer of the Trustee at the Corporate Trust Office by the Company or any other obligor on the Securities or by any Holder of the Securities. Any such notice shall reference this Indenture and the Securities.

          (h) The rights, privileges, protections, immunities and benefits given to the Trustee pursuant to this Indenture, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities as Registrar and Paying Agent, as the case may be, hereunder.

          SECTION 7.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

          SECTION 7.4. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities or any offering document, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

          SECTION 7.5. Notice of Defaults. If a Default or an Event of Default occurs with respect to the Securities and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it is known to a Trust Officer or written notice of it is received by a Trust Officer of the Trustee. Except in the case of a Default in payment of Principal of or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is not opposed to the interests of Securityholders.

          SECTION 7.6. Reports by Trustee to Holders. As promptly as practicable after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Section 313(b) of the Trust Indenture Act. The Trustee shall promptly deliver to the Company a copy of any report it delivers to Holders pursuant to this Section 7.6.

          A copy of each report at the time of its mailing to Securityholders shall be filed by the Trustee with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

          SECTION 7.7. Compensation and Indemnity. The Company covenants and agrees to pay to the Trustee (and any predecessor Trustee) from time to time such compensation for its services as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses (including attorneys' fees and expenses), disbursements and advances incurred or made by it in accordance with the provisions of this Indenture, including costs of collection, in addition to such compensation for its services, except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents and counsel. The Trustee shall provide the Company reasonable notice of any expenditure not in the ordinary course of business; provided that prior approval by the Company of any such expenditure shall not be a requirement for the making of such expenditure nor for reimbursement by the Company thereof. The Company shall indemnify each of the Trustee, its officers, directors, employees and any predecessor Trustees against any and all loss, damage, claim, liability or expense (including reasonable attorneys' fees and expenses) (other than taxes applicable to the Trustee's compensation hereunder) incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee so to notify the Company shall not relieve the Company of its obligations hereunder, except to the extent that the Company has been prejudiced by such failure. The Company shall defend the claim and the Trustee shall cooperate, to the extent reasonable, in the defense of any such claim, and, if (in the opinion of counsel to the Trustee) the facts and/or issues surrounding the claim are reasonably likely to create a conflict with the Company, the Company shall pay the reasonable fees and expenses of separate counsel to the Trustee. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed.

          To secure the Company's payment obligations in this Section 7.7, the Trustee (including any predecessor trustee) shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay Principal of and interest on particular Securities.

          The Company's payment obligations pursuant to this Section 7.7 shall survive the satisfaction, discharge and termination of this Indenture, the resignation or removal of the Trustee and any discharge of this Indenture including any discharge under any bankruptcy law. In addition to and without prejudice to the rights provided to the Trustee under any of the provisions of this Indenture, when the Trustee incurs expenses or renders services after the occurrence of a Default specified in
Section 6.1(6) or (7) with respect to the Company, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Law.

          SECTION 7.8. Replacement of Trustee. The Trustee may resign at any time with 30 days notice to the Company. The Holders of a majority in principal amount of the Securities then outstanding, may remove the Trustee with 30 days notice to the Trustee and may appoint a successor Trustee, which successor Trustee shall be reasonably acceptable to the Company. The Company shall remove the Trustee if:

               (i) the Trustee fails to comply with Section 7.10;

               (ii) the Trustee is adjudged bankrupt or insolvent;

               (iii) a receiver or other public officer takes charge of the Trustee or its property; or

               (iv) the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Company shall pay all amounts due and owing to the Trustee under Section 7.7 of the Indenture. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders affected by such resignation or removal. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

          If a successor Trustee does not take office with respect to the Securities within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Notwithstanding the replacement of the Trustee pursuant to this
Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

          SECTION 7.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee; provided that such corporation shall be eligible under this Article Seven and Section 310(a) of the Trust Indenture Act.

          In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

          SECTION 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of Section 310(a) of the Trust Indenture Act. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act and any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met.

          Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of
Section 310(b) of the Trust Indenture Act.

          SECTION 7.11. Preferential Collection of Claims Against the Company. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated.

                               ARTICLE VIII

                     Discharge of Indenture; Defeasance

          SECTION 8.1. Discharge of Liability on Securities; Defeasance. With respect to the Securities, (a) when (i) the Company delivers to the Trustee all outstanding Securities for cancellation or (ii) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article 3 hereof or the Securities will become due and payable at their Stated Maturity within one year, or the Securities are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and, in each case of this clause (ii), the Company irrevocably deposits or causes to be deposited with the Trustee funds sufficient to pay at maturity or upon redemption all outstanding Securities, including interest thereon to maturity or such redemption date, and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.1(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate from the Company and an Opinion of Counsel from the Company that all conditions precedent provided herein for relating to satisfaction and discharge of this Indenture have been complied with and at the cost and expense of the Company.

          (b) Subject to Sections 8.1(c) and 8.2, the Company at any time may terminate (i) all of its obligations under the Securities and this Indenture ("legal defeasance option") or (ii) its obligations under Section
4.2 and Section 4.3 and the operation of Sections 6.1(4) and 6.1(5) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

          If the Company exercises its legal defeasance option with respect to the Securities, payment of the Securities may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Sections 6.1(4) or 6.1(5).

          Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

          (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.9, 4.1, 4.5, 4.8, 7.7, 7.8, 8.4,
8.5 and 8.6 and Section 2.3 of the Appendix shall survive until the Securities have been paid in full. Thereafter, the Company's and the Trustee's obligations in Sections 7.7, 8.4 and 8.5 shall survive.

          SECTION 8.2. Conditions to Defeasance. The Company may exercise its legal defeasance option or its covenant defeasance option with respect to the Securities only if:

               (i) the Company irrevocably deposits or causes to be deposited in trust with the Trustee money or U.S. Government Obligations which through the scheduled payment of Principal and interest in respect thereof in accordance with their terms will provide cash at such times and in such amounts as will be sufficient to pay Principal and interest when due on all outstanding Securities (except Securities replaced pursuant to Section 2.9) to maturity or redemption, as the case may be;

               (ii) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of Principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay Principal and interest when due on all outstanding Securities (except Securities replaced pursuant to Section 2.9) to maturity or redemption, as the case may be;

               (iii) 91 days pass after the deposit is made and during the 91-day period no Default specified in Section 6.1(6) or (7) occurs which is continuing at the end of the period;

               (iv) the deposit does not constitute a default under any other material agreement binding on the Company;

               (v) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

               (vi) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
     (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

               (vii) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Securityholders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and

               (viii) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with.

          Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

          SECTION 8.3. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from U.S. Government Obligations either directly or through the Paying Agent as the Trustee may determine and in accordance with this Indenture to the payment of Principal of and interest on the Securities.

          SECTION 8.4. Repayment to the Company. The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

          Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of Principal or interest that remains unclaimed for two years after the date of payment of such Principal and interest, and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors.

          Anything in this Section 8.4 to the contrary notwithstanding, in the absence of a written request from the Company to return unclaimed funds to the Company, the Trustee shall from time to time deliver all unclaimed funds to or as directed by applicable escheat authorities, as determined by the Trustee in its sole discretion, in accordance with the customary practices and procedures of the Trustee. Any unclaimed funds held by the Trustee pursuant to this Section 8.4 shall be held uninvested and without any liability for interest.

          SECTION 8.5. Indemnity for Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations other than any such tax, fee or other charge which by law is for the account of the Holders of the defeased Securities; provided that the Trustee shall be entitled to charge any such tax, fee or other charge to such Holder's account.

          SECTION 8.6. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided, however, that (a) if the Company has made any payment of interest on or Principal of any Securities following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent and (b) unless otherwise required by any legal proceeding or any order or judgment of any court or governmental authority, the Trustee or Paying Agent shall return all such money and U.S. Government Obligations to the Company promptly after receiving a written request therefor at any time, if such reinstatement of the Company's obligations has occurred and continues to be in effect.

                                ARTICLE IX

                                Amendments

          SECTION 9.1. Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

               (i) to cure any ambiguity, omission, defect or inconsistency;

               (ii) to comply with Article 5;

               (iii) to add any additional Events of Default;

               (iv) to add to the covenants of the Company for the benefit of the Holders of all the Securities or to surrender any right or power herein conferred upon the Company;

               (v) to add one or more guarantees for the benefit of holders of the Securities;

               (vi) to secure the Securities pursuant to the terms of this Indenture;

               (vii) to add or appoint a successor or separate Trustee or other agent;

               (viii) to comply with any requirements in connection with qualifying this Indenture under the Trust Indenture Act;

               (ix) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that the uncertificated Securities are as described in Section 163(f)(2)(B) of the Code;

               (x) to provide for the issuance of the Exchange Securities, which will have terms substantially identical in all material respects to the Initial Securities (except that the transfer restrictions contained in the Initial Securities will be modified or eliminated, as appropriate);

               (xi) to provide for the issuance of any Additional Securities, which will have terms substantially identical in all material respects to the Initial Securities or the Exchange Securities (in each case, other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable thereto), as the case may be, and which will be treated, together with any outstanding Initial Securities and any Additional Securities, as a single issue of securities; and

               (xii) to change any other provision if the change does not adversely affect the interests of any Securityholder.

          After an amendment under this Section 9.1 becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.1.

          SECTION 9.2. With Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange for Securities). However, without the consent of each Securityholder affected, an amendment may not:

               (i) change the Stated Maturity of the Principal of, or installment of interest on, any Security;

               (ii) reduce the principal amount of, or the rate of interest on, any Securities;

               (iii) reduce any premium payable on the redemption of any Security or change the date on which any Security may or must be redeemed;

               (iv) change the place of payment or the coin or currency in which the Principal of or interest on any Security is payable;

               (v) impair the right of any Holder to institute suit for the enforcement of any payment on or after the Stated Maturity of any Security;

               (vi) reduce the percentage in principal amount of the outstanding Securities, the consent of whose Holders is required in order to take certain actions;

               (vii) reduce the requirements for quorum or voting by Holders in this Indenture or the Securities;

               (viii) modify any of the provisions of this Indenture regarding the waiver of past defaults and the waiver of certain covenants by Holders except to increase any percentage vote required or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each security affected thereby; or

               (ix) modify any of the above provisions of this Section 9.2.

          It shall not be necessary for the consent of the Holders under this Section 9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment under this Section 9.2 becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.2.

          SECTION 9.3. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the Trust Indenture Act as then in effect.

          SECTION 9.4. Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. After an amendment or waiver becomes effective with respect to the Securities, it shall bind every Securityholder.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date.

          SECTION 9.5. Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Company shall provide in writing to the Trustee an appropriate notation to be placed on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

          SECTION 9.6. Trustee To Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.1) shall be fully protected in relying upon, in addition to the documents required by
Section 10.4, an Officers' Certificate of the Company and an Opinion of Counsel stating that such amendment complies with the provisions of this
Article 9 and that such supplemental indenture constitutes the legal valid and binding obligation of the Company in accordance with its terms subject to customary exceptions.

          SECTION 9.7. Payment for Consent. Neither the Company nor any affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of a Security for, or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders of a Securities that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                                 ARTICLE X

                               Miscellaneous

          SECTION 10.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision included or which is required to be included in this Indenture by the Trust Indenture Act, the duty or provision required by the Trust Indenture Act shall control.

          SECTION 10.2. Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

               if to the Company:

               Mettler-Toledo International Inc.
               Im Langacher
               8606 Greifensee, Switzerland
               Facsimile Number:  (41) 1944-3624
               Attention: General Counsel

               if to the Trustee:

               JPMorgan Chase Bank
               Institutional Trust Services
               4 New York Plaza, 15th Floor
               New York, NY 10004

               Facsimile Number:  (212) 623-6167

               Attention:  William G. Keenan

          Any notices between the Company and the Trustee may be by facsimile or certified first class mail, receipt confirmed and the original to follow by guaranteed overnight courier. The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          SECTION 10.3. Communication by Holders with other Holders. Securityholders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the Trust Indenture Act.

          SECTION 10.4. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

               (i) an Officers' Certificate of the Company in form reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

               (ii) an Opinion of Counsel of the Company in form reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          Notwithstanding the foregoing no such Opinion of Counsel shall be given with respect to the authentication and delivery of any Initial Securities.

          SECTION 10.5. Statements Required in Certificate or Opinion. The certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

               (i) a statement that the individual making such certificate or opinion has read such covenant or condition;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

          SECTION 10.6. When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company (an "Affiliate") shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Trust Officer of the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

          SECTION 10.7. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

          SECTION 10.8. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10.9. No Recourse Against Others. A director, officer, employee or stockholder (other than the Company), as such, of the Company shall not have any liability for any obligations of the Company under the Securities, this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          SECTION 10.10. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

          SECTION 10.11. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

          SECTION 10.12. Variable Provisions. The Company initially appoints the Trustee as Paying Agent and Registrar and custodian with respect to any Global Securities (as defined in the Appendix hereto).

          SECTION 10.13. Qualification of Indenture. The Company shall qualify this Indenture under the Trust Indenture Act in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all reasonable costs and expenses (including attorneys' fees for the Company, the Trustee and the Holders) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Securities and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the Trust Indenture Act.

          SECTION 10.14. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                      METTLER-TOLEDO INTERNATIONAL INC.


                      By______________________________
                        Name:
                        Title:


                      JPMORGAN CHASE BANK


                      By______________________________
                        Name:
                        Title:

                                                               Schedule 4.2

                               EXISTING LIENS


None.

                                                                   EXHIBIT A

                     [FORM OF FACE OF INITIAL SECURITY]

                     METTLER-TOLEDO INTERNATIONAL INC.


                        4.85% SENIOR NOTES DUE 2010

No. ____                                 Principal Amount $______________,
                                                 (subject to adjustment as
                                                 reflected in the Schedule
                                                 of Increases and Decreases
                                                 in Global Security attached
                                                 hereto)

                                                       CUSIP NO. _________

                                                        ISIN NO. _________

          Mettler-Toledo International Inc., a Delaware corporation, for value received, promises to pay to _____________, or registered assigns, the principal sum of ____________ Dollars, subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Security attached hereto, on November 15, 2010.

          Interest Payment Dates: May 15 and November 15 of each year, commencing on [May 15, 2004] [first interest payment date relating to any Additional Securities].
          Record Dates: May 1 and November 1 of each year.

          Additional provisions of this Security are set forth on the other side of this Security.

                     METTLER-TOLEDO INTERNATIONAL INC.

                                By_________________________________________
                                  Name:
                                  Title:

TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

This is one of the Securities
referred to in the within-mentioned
Indenture.

JPMorgan Chase Bank,
  as Trustee

By_____________________________
   Authorized Officer



Dated: _______ __, 20__

                 [FORM OF REVERSE SIDE OF INITIAL SECURITY]

                           [Reverse of Security]



                        4.85% Senior Notes due 2010

1.   Interest

          Mettler-Toledo International Inc., a Delaware corporation (together with its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional cash interest will accrue on this Security at a rate of up to 0.50% per annum from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, calculated on the principal amount of this Security as of the date on which such interest is payable. Such additional cash interest of up to 0.50% per annum is payable in addition to any other interest payable from time to time with respect to this Security. The Trustee will not be deemed to have notice of a Registration Default until a Trust Officer shall have received actual notice of such Registration Default.

          The Company will pay interest semiannually on May 15 and November 15 of each year (each such date, an "Interest Payment Date"), commencing on [May 15, 2004] [first interest payment date relating to any Additional Securities]. Interest on the Securities will accrue from [November 12, 2003] [date of issuance of any Additional Securities], or from the most recent date to which interest has been paid on the Securities. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.   Method of Payment

          By no later than 11:00 a.m. (New York City time) on the date on which any Principal of or interest on any Security is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such Principal and/or interest. The Company will pay interest (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the May 1 or November 1 next preceding the interest payment date even if Securities are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay Principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company may make all payments in respect of a Definitive Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof or by wire transfer to an account located in the United States maintained by the payee.

3.   Paying Agent and Registrar

          Initially, JPMorgan Chase Bank, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Securityholder. The Company or any of its domestically organized wholly owned Subsidiaries may act as Paying Agent.

4.   Indenture

          The Company issued the Securities under an Indenture dated as of November 12, 2003 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Trust Indenture Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.

          The Securities are senior obligations of the Company. The Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities issued on the Issue Date, any Additional Securities issued in accordance with Section 2.15 of the Indenture and the Exchange Securities issued in exchange for the Initial Securities or Additional Securities pursuant to the Indenture. The Initial Securities, any Additional Securities and the Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to create liens, enter into sale and lease-back transactions and enter into mergers and consolidations.

5.   Optional Redemption

          The Securities are redeemable, in whole or in part, at any time and from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the Remaining Scheduled Payments, obtained by discounting the Remaining Scheduled Payments to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus accrued interest thereon to the date of redemption.

          "Treasury Rate" means, with respect to any redemption date for the Securities, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities to be redeemed.

          "Comparable Treasury Price" means, with respect to any redemption date for the Securities, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

          "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

          "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates which are primary United States government securities dealers, and their respective successors, and three other firms which are primary U.S. government securities dealers that the Company selects; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in The City of New York, the Company shall substitute therefor another such primary U.S. government securities dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 3:30 p.m., New York time, on the third Business Day preceding such redemption date.

          "Remaining Scheduled Payments" means, with respect to each Security to be redeemed, the remaining scheduled payments of the Principal thereof and interest thereon that would be due after the related redemption date but for such redemption, exclusive of interest accrued to the date of such redemption.

          Except as set forth above, the Securities will not be redeemable by the Company prior to maturity.

          The Securities will not be entitled to the benefit of any sinking fund.

6.   Notice of Redemption

          Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date by first-class mail to each Holder of Securities to be redeemed at his registered address. Securities in denominations of principal amount larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before 11:00 a.m. (New York City time) on the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.   Registration Rights

          The Company is party to a Registration Rights Agreement, dated as of November 12, 2003, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America Securities LLC, UBS Securities LLC, Bank One Capital Markets, Inc., Fleet Securities, Inc., SG Cowen Securities Corporation, Tokyo-Mitsubishi International plc, Wachovia Capital Markets, LLC, Fifth Third Securities, Inc., Hypo-Vereinsbank and The Royal Bank of Scotland, pursuant to which it is obligated to pay Additional Interest (as defined therein) upon the occurrence of certain Registration Defaults (as defined therein).

8.   Denominations; Transfer; Exchange

          The Securities are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Holder may register, transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) for a period beginning 15 days before a selection of Securities to be redeemed and ending on the date of such selection.

9.   Persons Deemed Owners

          The registered holder of this Security may be treated as the owner of it for all purposes.

10.  Unclaimed Money

          If money for the payment of Principal or interest remains unclaimed for two years after the date of payment of Principal and interest, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

          Anything in this Section 10 to the contrary notwithstanding, in the absence of a written request from the Company to return unclaimed funds to the Company, the Trustee shall from time to time deliver all unclaimed funds to or as directed by applicable escheat authorities, as determined by the Trustee in its sole discretion, in accordance with the customary practices and procedures of the Trustee.

11.  Defeasance

          Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of Principal of and interest on the Securities to redemption or maturity, as the case may be.

12.  Amendment, Waiver

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities and (ii) any default or noncompliance with any provision of the Indenture or the Securities may be waived with the written consent of the Holders of a majority in principal amount of the outstanding Securities. However, the Indenture requires the consent of each Securityholder that would be affected for certain specified amendments or modifications of the Indenture and the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 of the Indenture, or to add any additional Events of Default, or to add additional covenants of or surrender rights and powers conferred on the Company, or to add or appoint a successor or separate trustee or other agent, or to comply with any requirements in connection with qualifying the Indenture under the Trust Indenture Act, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to change any other provision if the change does not adversely affect the interests of any Securityholder.

13.  Defaults and Remedies

          Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of Principal on the Securities at maturity, upon redemption pursuant to paragraph 5 of the Securities, upon declaration or otherwise; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; (iv) certain accelerations of other indebtedness of the Company or any Restricted Subsidiary if the amount accelerated exceeds $25,000,000, subject to notice and lapse of time; provided, however, that if any such default or acceleration shall be cured, waived, rescinded or annulled, then the Event of Default by reason thereof shall be deemed likewise to have been cured; (v) a failure to pay, bond or otherwise discharge, within 60 days, any final non-appealable judgment, decree or order of any court or regulatory or administrative agency for the payment of money in excess of $25,000,000 and (vi) certain events of bankruptcy or insolvency involving the Company or any Restricted Subsidiary.

          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of Principal or interest) if it in good faith determines that withholding notice is not opposed to their interest.

14.  Trustee Dealings with the Company

          Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

15.  No Recourse Against Others

          A director, officer, employee or stockholder (other than the Company), as such, of the Company shall not have any liability for any obligations of the Company under the Securities, the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16.  Authentication

          This Security shall not be valid until an authorized officer of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

17.  Abbreviations

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (custodian) and U/G/M/A (Uniform Gift to Minors Act).

18.  [CUSIP and ISIN Numbers

          The Company has caused CUSIP and ISIN numbers and/or other similar numbers to be printed on the Securities and has directed the Trustee to use CUSIP and ISIN numbers and/or other similar numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.] [For Securities to be issued with CUSIP or ISIN numbers.]

19.  Governing Law

          THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                              ASSIGNMENT FORM

          To assign this Security, fill in the form below:

          I or we assign and transfer this Security to

           (Print or type assignee's name, address and zip code)

               (Insert assignee's soc. sec. or tax I.D. No.)

     and irrevocably appoint      agent to transfer this Security on the
     books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------

Date:  ____________________         Your Signature: ___________________

Signature Guarantee:  ______________________________
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

Sign exactly as your name appears on the other side of this Security.

In connection with any transfer or exchange of any of the certificated Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred:

CHECK ONE BOX BELOW:

     (1) |_|   to the Company; or

     (2) |_| for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonably believes is a "Qualified Institutional Buyer" as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the transfer is being made in reliance on Rule 144A; or

     (3) |_| pursuant to the offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act; or

     (4) |_| pursuant to Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act; or

     (5) |_| pursuant to a registration statement that has been declared effective under the Securities Act.

Unless one of the boxes is checked, the Trustee may refuse to register any of the certificated Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.



                                      _____________________________________
                                                    Signature

Signature Guarantee:



_______________________________       _____________________________________
                                                    Signature

(Signature must be
guaranteed by a participant
in a recognized Signature
Guarantee Medallion Program
or other signature guarantor
program reasonably
acceptable to the Trustee)

______________________________________________________________________

         TO BE COMPLETED BY PURCHASER IF BOX (2) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this certificated Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.



Dated:___________________           _______________________________________
                                    NOTICE: To be executed by an executive
                                            officer



Signature Guarantee:

___________________________         ___________________________________
                                                 Signature

(Signature must be
guaranteed by a participant
in a recognized Signature
Guarantee Medallion Program
or other signature guarantor
program reasonably
acceptable to the Trustee)

______________________________________________________________

                   [TO BE ATTACHED TO GLOBAL SECURITIES]



           SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The following increases or decreases in this Global Security have been made:



                                                                   Principal Amount of      Signature of
Date of          Amount of decrease in    Amount of increase in    this Global Security     authorized officer of
Exchange         Principal Amount of      Principal Amount of      following such           Trustee or Securities
                 this Global Security     this Global Security     decrease or increase     Custodian
-------          ---------------          ---------------          ---------------          ---------------


                                                                  EXHIBIT B


                    [FORM OF FACE OF EXCHANGE SECURITY]

                     METTLER-TOLEDO INTERNATIONAL INC.

                        4.85% SENIOR NOTES DUE 2010

No. __                                Principal Amount $______________,
                                           (subject to adjustment as reflected
                                           in the Schedule of Increases and
                                           Decreases in Global Security
                                           attached hereto)

                                                            CUSIP NO. _________

                                                            ISIN NO. __________

          Mettler-Toledo International Inc., a Delaware corporation, for value received, promises to pay to _______________, or registered assigns, the principal sum of _____________ Dollars on November 15, 2010.

          Interest Payment Dates: May 15 and November 15 of each year, commencing on [May 15, 2004] [first interest payment date relating to any Additional Securities].
          Record Dates: May 1 and November 1 of each year.

          Additional provisions of this Security are set forth on the other side of this Security.

                                    METTLER-TOLEDO INTERNATIONAL INC.


                                    By_________________________________________
                                      Name:
                                      Title:



TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

This is one of the Securities
referred to in the within-mentioned
Indenture.

JPMorgan Chase Bank,


By_____________________________
   Authorized Officer

Dated:________ ___, 20___

                [FORM OF REVERSE SIDE OF EXCHANGE SECURITY]

                        4.85% Senior Notes due 2010



1.   Interest

          Mettler-Toledo International Inc., a Delaware corporation (together with its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above.

          The Company will pay interest semiannually on May 15 and November 15 of each year (each such date, an "Interest Payment Date"), commencing on [May 15, 2004] [first interest payment date relating to any Additional Securities]. Interest on the Securities will accrue from [November 12, 2003] [date of issuance of any Additional Securities], or from the most recent date to which interest has been paid on the Securities. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.   Method of Payment

          By no later than 11:00 a.m. (New York City time) on the date on which any Principal of or interest on any Security is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such Principal and/or interest. The Company will pay interest (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the May 1 or November 1 next preceding the Interest Payment Date even if Securities are cancelled, repurchased or redeemed after the record date and on or before the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay Principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company may make all payments in respect of a Definitive Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof or by wire transfer to an account located in the United States maintained by the payee.

3.   Paying Agent and Registrar

          Initially, JPMorgan Chase Bank, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Securityholder. The Company or any of its domestically organized wholly owned Subsidiaries may act as Paying Agent.

4.   Indenture

          The Company issued the Securities under an Indenture dated as of November 12, 2003 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Trust Indenture Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.

          The Securities are senior obligations of the Company. The Security is one of the Exchange Securities referred to in the Indenture. The Securities include the Initial Securities issued on the Issue Date, any Additional Securities issued in accordance with Section 2.15 of the Indenture and any Exchange Securities issued in exchange for the Initial Securities pursuant to the Indenture and the Registration Rights Agreement. The Initial Securities, any Additional Securities and the Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its subsidiaries to create liens, enter into sale and lease-back transactions and enter into mergers and consolidations.

5.   Optional Redemption

          The Securities are redeemable, in whole or in part, at any time and from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the Remaining Scheduled Payments of Principal, obtained by discounting the Remaining Scheduled Payments to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus accrued interest thereon to the date of redemption.

          "Treasury Rate" means, with respect to any redemption date for the Securities, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities to be redeemed. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

          "Comparable Treasury Price" means, with respect to any redemption date for the Securities, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

          "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

          "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates which are primary United States government securities dealers, and their respective successors, and three other firms which are primary U.S. government securities dealers that the Company selects; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in The City of New York, the Company shall substitute therefor another such primary U.S. government securities dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 3:30 p.m., New York time, on the third Business Day preceding such redemption date.

          "Remaining Scheduled Payments" means, with respect to each Security to be redeemed, the remaining scheduled payments of the Principal thereof and interest thereon that would be due after the related redemption date but for such redemption, exclusive of interest accrued to the date of redemption;

          Except as set forth above, the Securities will not be redeemable by the Company prior to maturity

          The Securities will not be entitled to the benefit of any sinking fund.

6.   Notice of Redemption

          Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date by first-class mail to each Holder of Securities to be redeemed at his registered address. Securities in denominations of principal amount larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before 11:00 a.m. (New York City time) on the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.   Denominations; Transfer; Exchange

          The Securities are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Holder may register transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) for a period beginning 15 days before a selection of Securities to be redeemed and ending on the date of such selection.

8.   Persons Deemed Owners

          The registered holder of this Security may be treated as the owner of it for all purposes.

9.   Unclaimed Money

          If money for the payment of Principal or interest remains unclaimed for two years after the date of payment of Principal and interest, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

          Anything in this Section 9 to the contrary notwithstanding, in the absence of a written request from the Company to return unclaimed funds to the Company, the Trustee shall from time to time deliver all unclaimed funds to or as directed by applicable escheat authorities, as determined by the Trustee in its sole discretion, in accordance with the customary practices and procedures of the Trustee.

10.  Defeasance

          Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of Principal of and interest on the Securities to redemption or maturity, as the case may be.

11.  Amendment, Waiver

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities and (ii) any default or noncompliance with any provision of the Indenture or the Securities may be waived with the written consent of the Holders of a majority in principal amount of the outstanding Securities. However, the Indenture requires the consent of each Securityholder that would be affected for certain specified amendments or modifications of the Indenture and the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 of the Indenture, or to add any additional Events of Default, or to add additional covenants of or surrender rights and powers conferred on the Company, or to add or appoint a successor or separate trustee or other agent, or to comply with any requirements in connection with qualifying the Indenture under the Trust Indenture Act, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to change any other provision if the change does not adversely affect the interests of any Securityholder.

12.  Defaults and Remedies

          Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal on the Securities at maturity, upon redemption pursuant to paragraph 5 of the Securities, upon declaration or otherwise; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; (iv) certain accelerations of other indebtedness of the Company or any Restricted Subsidiary if the amount accelerated exceeds $25,000,000, subject to notice and lapse of time; provided, however, that if any such default or acceleration shall be cured, waived, rescinded or annulled, then the Event of Default by reason thereof shall be deemed likewise to have been cured; (v) a failure to pay, bond or otherwise discharge, within 60 days, any final non-appealable judgment, decree or order of any court or regulatory or administrative agency for the payment of money in excess of $25,000,000 and (vi) certain events of bankruptcy or insolvency involving the Company or any Restricted Subsidiary.

          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of Principal or interest) if it in good faith determines that withholding notice is not opposed to their interest.

13.  Trustee Dealings with the Company

          Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

14.  No Recourse Against Others

          A director, officer, employee or stockholder (other than the Company), as such, of the Company shall not have any liability for any obligations of the Company or under the Securities, the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

15.  Authentication

          This Security shall not be valid until an authorized officer of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

16.  Abbreviations

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (custodian) and U/G/M/A (Uniform Gift to Minors Act).

17.  [CUSIP and ISIN Numbers

          The Company has caused CUSIP and ISIN numbers and/or other similar numbers to be printed on the Securities and has directed the Trustee to use CUSIP and ISIN numbers and/or other similar numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.] [For Securities to be issued with CUSIP or ISIN numbers.]

18.  Governing Law

          THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                              ASSIGNMENT FORM

          To assign this Security, fill in the form below:

          I or we assign and transfer this Security to

           (Print or type assignee's name, address and zip code)

               (Insert assignee's soc. sec. or tax I.D. No.)

     and irrevocably appoint      agent to transfer this Security on the
     books of the Company. The agent may substitute another to act for him.


___________________________________________________________________________

Date:  ____________________         Your Signature: ______________________

Signature Guarantee:  ______________________________
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)




___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

                               EXHIBIT C - Form of Regulation S Certificate

                          REGULATION S CERTIFICATE

                    (For transfers pursuant to Sections
                   2.6(a), (c) and (e) of the Indenture)

To:    JPMorgan Chase Bank
       as Trustee


             Re: 4.85% Senior Notes due 2010 of Mettler-Toledo
                   International Inc. (the "Securities")

          Reference is made to the Indenture, dated as of November 12, 2003 (the "Indenture"), between Mettler-Toledo International Inc. (the "Company") and JPMorgan Chase Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S.$________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). ___________________

The person in whose name this certificate is executed below (the "undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through DTC or an Agent Member in the name of the undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 903 or 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          1. Rule 903 or 904 Transfers. If the transfer is being effected in accordance with Rule 903 or 904:

          (a) the Owner is not a distributor of the Securities, an affiliate of the Company or of any such distributor or a person acting on behalf of any of the foregoing;

          (b) the offer of the Specified Securities was not made to a person in the United States;

          (c) either:

               (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

               (ii) the transaction is being executed in, on or through the facilities of a designated offshore securities market (as defined in Regulation S) and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

          (d) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

          (e) if the Owner is a dealer in Securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

          (f) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          2. Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

          (a) the transfer is occurring after November 12, 2004 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

          (b) the transfer is occurring after November 12, 2005 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
                              --------------------------------------------
                              (Print the name of the undersigned, as such term is defined in the second paragraph of this certificate)



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:



                              (If the undersigned is a corporation,
                              partnership or fiduciary, the title of the person signing on behalf of the undersigned must be stated)

                                                        EXHIBIT D - Form of
                                                      Rule 144A Certificate

                           RULE 144A CERTIFICATE

                    (For transfers pursuant to Sections
                 2.6(b), (c), (d) and (e) of the Indenture)

To:  JPMorgan Chase Bank,
       as Trustee

                  Re: 4.85% Notes due 2010 of Mettler-
                      Toledo International Inc. (the "Securities")

          Reference is made to the Indenture, dated as of November 12, 2003, (the "Indenture"), between Mettler-Toledo International Inc. (the "Company") and JPMorgan Chase Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S.$________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). __________________________

          CERTIFICATE No(s). ____________________

The person in whose name this certificate is executed below (the "undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through DTC or an Agent Member in the name of the undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Rule 144A Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

          1. Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

          (a) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

          (b) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner is relying on Rule 144A in connection with the transfer; and

          2. Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

          (a) the transfer is occurring after November 12, 2004 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

          (b) the transfer is occurring after November 12, 2005 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
                                   ---------------------------------------
                                   (Print the name of the undersigned, as
                                   such term is defined in the second
                                   paragraph of this certificate)



                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:



                                   (If the undersigned is a corporation,
                                   partnership or fiduciary, the title
                                   of the person signing on behalf of the
                                   undersigned must be stated)